BLACKROCK FUNDS II

BlackRock Global Dividend Income Portfolio

(the “Fund”)

Supplement dated December 28, 2012

to the Summary Prospectus dated November 28, 2012

Effective January 1, 2013, the following changes are made to the Fund’s Summary Prospectus:

The section in the Summary Prospectus captioned “Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Stuart Reeve	2010	Managing Director of BlackRock, Inc.
James Bristow, CFA	2013	Managing Director of BlackRock, Inc.
Andrew Wheatley-Hubbard	2012	Vice President of BlackRock, Inc.

Shareholders should retain this Supplement for future reference.

SPRO-GDIP-1212SUP